SCHEDULE 14A
United States
Securities and Exchange Commission
Washington, D.C. 20549
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Abington Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 28, 2007

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Abington Bancorp, Inc.  The meeting will be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania 19006, on Wednesday, January 30, 2008 at 10:30 a.m., Eastern Time.

At the special meeting, you will be asked to consider and approve the adoption of the 2007 Stock Option Plan and consider and approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the special meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the special meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Abington Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Robert W. White
Chairman of the Board,President
and Chief Executive Officer

ABINGTON BANCORP, INC. 180 Old York Road Jenkintown, Pennsylvania 19046 (215) 886-8280

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME	10:30 a.m., Eastern Time, Wednesday, January 30, 2008.

PLACE	Huntingdon Valley Country Club 2295 Country Club Drive Huntingdon Valley, Pennsylvania 19006.

ITEMS OF BUSINESS	(1) To consider and approve the adoption of the 2007 Stock Option Plan;

(2) To consider and approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement; and

(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Abington Bancorp common stock of record at the close of business on December 17, 2007 are entitled to vote at the meeting.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Edward W. Gormley Corporate Secretary

Jenkintown, Pennsylvania
December 28, 2007

PROXY STATEMENT
OF
ABINGTON BANCORP, INC.

ABOUT THE SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Abington Bancorp, Inc., the parent holding company of Abington Bank.  On June 27, 2007, we completed our second-step conversion and the reorganization of Abington Bank from the mutual holding company structure to the stock holding company structure.  Our Board of Directors is soliciting proxies to be used at the special meeting of shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania 19006, on Wednesday, January 30, 2008 at 10:30 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about December 28, 2007.

What is the purpose of the special meeting?

At our special meeting, shareholders will act upon the matters outlined in the notice of meeting, including the adoption of the 2007 Stock Option Plan and the 2007 Recognition and Retention Plan and Trust Agreement.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, December 17, 2007, are entitled to vote at the meeting.  On the record date, we had 24,449,526 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the special meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the adoption of the 2007 Stock Option Plan and the 2007 Recognition and Retention Plan if you do not furnish instructions for such proposals.  You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to adopt the 2007 Stock Option Plan and the 2007 Recognition and Retention Plan and Trust Agreement are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the special meeting.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the special meeting.  Shareholders of record can vote in person at the special meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•
First, you may send a written notice to our Corporate Secretary, Edward W. Gormley, Abington Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania 19046, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card before the special meeting. Any earlier executed proxies will be revoked automatically.

•	Third, you may attend the special meeting and vote in person. Any earlier executed proxy will be revoked. However, attending the special meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the adoption of the 2007 Stock Option Plan and FOR the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the special meeting and any adjournment of the special meeting and will not be used for any other meeting.

What vote is required to approve each item?

The affirmative vote of a majority of the total shares outstanding and entitled to vote at the special meeting is required for approval of the proposals to adopt the 2007 Stock Option Plan and adopt the 2007 Recognition and Retention Plan and Trust Agreement.  Because of the required vote, abstentions and “broker non-votes” will have the same effect as a vote against these proposals.  And for the same reason, the failure of any Abington Bancorp shareholder to vote by proxy or in person at the special meeting will also have the effect of a vote against the proposals to adopt the stock plans.

PROPOSAL TO ADOPT THE 2007 STOCK OPTION PLAN (Proposal One)

General

On November 28, 2007, the Board of Directors adopted the 2007 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Abington Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”).  Options will be available for grant to officers, employees and directors of Abington Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that the Stock Option Plan is in the best interest of Abington Bancorp and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Abington Bancorp and Abington Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Jane Margraff Kieser, Robert J. Pannepacker, Sr. and Michael F. Czerwonka, III.

Number of Shares Covered by the Stock Option Plan.  A total of 1,302,990 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 5.3% of the currently outstanding common stock.  The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options.  Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Abington Bancorp common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year over five years, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant’s employment or service with Abington Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Abington Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) six months after the date on which the optionee’s employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Abington Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Abington Bancorp following a change in control of Abington Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee’s spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Abington Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (1) purchased in open market transactions or (2) issued by Abington Bancorp pursuant to a plan thereof, in both cases more than six months prior to the exercise date of the option.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from November 28, 2007 assuming approval of the Stock Option Plan by our shareholders.  Termination of the Stock Option Plan shall not affect any previously granted options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Abington Bancorp at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Abington Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executives”).  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the “certification requirement”).

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Abington Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123R (revised 2004), Share-Based Payment, which revises SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.  SFAS No. 123R requires Abington Bancorp to recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy The Nasdaq Stock Market® listing and federal tax requirements.

Options to be Granted. The Board of Directors of Abington Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Abington Bancorp and Abington Bank.  At the present time, no specific determination has been made as to allocation of grants.  The committee is also considering awarding options to certain non-executive officers and employees of Abington Bank.

The Board of Directors recommends that you vote FOR adoption of the 2007 Stock Option Plan.

PROPOSAL TO ADOPT THE 2007 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Two)

General

On November 28, 2007, the Board of Directors adopted the 2007 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Abington Bancorp to provide officers, employees and non-employee directors of Abington Bancorp and Abington Bank with a proprietary interest in Abington Bancorp and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Abington Bancorp and Abington Bank who are selected by the Board of Directors of Abington Bancorp or members of a committee appointed by the board will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration.  A committee of the Board of Directors of Abington Bancorp will administer the Recognition and Retention Plan, which currently consists of Jane Margraff Kieser, Robert J. Pannepacker, Sr. and Michael F. Czerwonka, III.  The members of the committee also serve as initial trustees of the Trust established pursuant to the Recognition and Retention Plan.

Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Abington Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 520,916 shares of common stock, or 2.1% of the currently outstanding common stock.  It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Abington Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan.  The issuance of new shares by Abington Bancorp would be dilutive to the voting rights of existing shareholders and to Abington Bancorp’s book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable over a five-year period at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan.  However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Abington Bancorp for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Abington Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient’s last day of employment or service with Abington Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Abington Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Performance Share Awards. The Recognition and Retention Plan provides the committee with the ability to condition or restrict the vesting of any Recognition and Retention Plan award upon the achievement of performance targets or goals as set forth under the Recognition and Retention Plan.  Any Recognition and Retention Plan award subject to such conditions or restrictions is considered to be a “Performance Share Award.”  Subject to the express provisions of the Recognition and Retention Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a “performance period”), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition and Retention Plan, as may be determined from time to time by the committee.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Internal Revenue Code.  Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below).  Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

Subject to shareholder approval of the Recognition and Retention Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or  any combination, applied to either Abington Bancorp as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.  To the extent the committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards.  Abington Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

The Recognition and Retention Plan, with respect to Performance Share Awards, has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to Performance Share Awards granted under the Recognition and Retention Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Abington Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  For a discussion of SFAS No. 123 and SFAS No 123(R), see “Proposal to Adopt the 2007 Stock Option Plan - Description of the Stock Option Plan - Accounting Treatment.”  Abington Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.  In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Abington Bancorp’s compensation expense and will be a factor in determining Abington Bancorp’s earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.  Shareholder approval of the Recognition and Retention Plan will also satisfy The Nasdaq Stock Market® listing requirements.

Shares to be Granted.  The Board of Directors of Abington Bancorp adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Abington Bancorp and Abington Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.  Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the 2007 Recognition and
Retention Plan and Trust Agreement

DIRECTOR AND MANAGEMENT COMPENSATION

The Compensation Discussion and Analysis and compensation information for the fiscal year ended December 31, 2006 set forth below relates to the compensation paid to our executive officers and directors of Abington Community Bancorp, the mid-tier holding company and predecessor to Abington Bancorp prior to our second-step conversion and reorganization which was completed on June 27, 2007.

Compensation Discussion and Analysis

Overview.  Our executive compensation program is designed to provide incentives to our executive officers to effectively lead and manage our business to achieve our growth strategy.  Because the compensation of our executive officers plays an integral role in our success, our compensation programs are designed to attract, retain, and motivate qualified, effective executives and professionals.  Decisions regarding executive compensation are determined by our Compensation Committee, which reviews a number of factors in their decisions, including performance of the individual executive officers, the performance of Abington Community Bancorp and publicly available compensation surveys for comparable companies.  In the year ended December 31, 2006, the members of our Compensation Committee were Ms. Margraff Kieser and Messrs. Graham and Pannepacker, who is Chairman.  In this compensation discussion and analysis, our chief executive officer, our chief financial officer and our three other most highly compensated executive officers during 2006 are referred to collectively as our “named executive officers.”

During the year ended December 31, 2006, we compensated our named executive officers with a combination of base salary, bonus, equity compensation and participation in benefit plans at levels that we believed were comparable to other financial institutions of similar size within our region.  In addition to base salary and bonuses, the primary benefit plans made available to our named executive officers include our employee stock ownership plan, 2005 stock option plan and 2005 recognition and retention plan (both of which have provisions in compliance with federal regulations for recently converted savings banks), 401(k) Plan, our frozen deferred compensation plan, supplemental executive retirement plan and split-dollar life insurance.  Our compensation plans have been developed by our board of directors and the Compensation Committee with the assistance of our management.  Historically, the Compensation Committee has conducted an analysis of our compensation levels based on its review of various publicly available surveys or reports to assist in setting appropriate levels of compensation for our named executive officers.  In the future, we may determine to engage the services of compensation consultants to review our policies and procedures with respect to executive compensation, or conduct annual benchmark reviews of our executive compensation, however, we have no specific plans to do so at this time.

Following the completion of our mutual holding company reorganization in December 2004, we adopted a stock option plan and a restricted stock plan in June 2005 in order to more closely align the interests of our directors and executive officers with our shareholders.  When these plans were approved by our shareholders in fiscal 2005, we made significant grants of stock options and service-based restricted stock awards to our directors and executive officers, both as a reward for past service as well as to provide an incentive for future performance.  All grants of options under our 2005 stock option plan were made with exercise prices equal to the market value of our common stock on the date of grant and become vested over five years at the rate of 20% on each anniversary of the date of grant.  In connection with our mutual holding company reorganization we implemented an employee stock ownership plan.  Through our employee stock ownership plan, as well as our 401(k) Plan, we provide all of our employees, including our named executive officers, with tax-qualified retirement benefits.  In light of the costs associated with the employee stock ownership plan and the benefits available under our 2005 stock option plan and 2005 recognition and retention plan, in December 2005, the board of directors elected to freeze our deferred compensation plan retroactive to January 1, 2005.

We offer various fringe benefits to all of our employees, including our executive officers, on a non-discriminatory basis, including group policies for medical, dental, life, disability and accidental death insurance.  Our President and Chief Executive Officer receives an automobile allowance and country club dues.  The Compensation Committee believes that such additional benefits are appropriate and assist Mr. White in fulfilling his employment obligations.  No perquisites are provided to the other executive officers of Abington Bancorp.

Objectives of Our Compensation Programs. The primary objectives of our executive compensation policies and programs are to attract, retain and motivate talented and qualified individuals to manage and lead our company, which we believe will promote our corporate growth strategy and enhance long-term shareholder value.  We focus on determining appropriate compensation levels that will enable the organization to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of shareholder value based on our annual earnings performance and the market price of our stock;

•	To make certain that compensation rewards are adequately balanced between short-term and long-term considerations;

•	To encourage ownership of our common stock through grants of stock options and restricted stock awards to all levels of bank management; and

•	To maintain compensation levels that are competitive with other financial institutions particularly those of executive officers at peer institutions based on asset size and market area.

Elements of Executive Compensation

Base Salary.  In November 2005, the Compensation Committee determined the base salaries of Messrs. White, Sandoski, Gormley and Kovalcheck for 2006 and submitted such determination to the full Board of Directors for review.  Messrs. White and Sandoski determined Mr. Golden’s base salary for 2006.  Mr. White, the only named executive officer who is also a member of the board, did not participate in discussions regarding his own compensation.  In determining base salary for 2006, the Compensation Committee considered the overall financial performance of Abington Community Bancorp, the named executive officer’s contribution to the attainment of the company’s internal budget expectations, growth in Abington Bank’s market share, the executive officer’s leadership, and the complexity of the duties performed in his position, the amount of salary and employee benefit expense and the overall increases in such expense in light of the company’s efforts to effectively manage increases in non-interest expense, whether asset quality has been maintained at a high level (in the case of Messrs. White and Gormley) and Abington Bank’s overall ratings with our banking regulators, however, no particular weight was given to any single factor.  In addition, the Compensation Committee reviewed two publicly available salary surveys produced by America’s Community Bankers (“ACB”) and L. R. Webber.  The ACB salary survey consists of a tabular presentation of responses provided by community banks located nationwide grouped by various job titles and by asset size of the bank and the geographic region in which the bank operates.  Generally, the data considered by the Compensation Committee in the ACB study consisted of responses from financial institutions with asset ranges of $700 million to $999 million and $1 billion to $2.5 billion, and financial institutions in the Mid-Atlantic Region.  The L. R. Webber survey was restricted to Pennsylvania banks and also provided survey responses grouped by the institution’s asset size and geographic region within the state.  The data considered by the Compensation Committee in the L. R. Webber survey was for financial institutions with asset ranges of $500 million to $1 billion and assets greater than $1 billion and institutions in Abington Bank’s region that responded to the survey.  In the case of both surveys, the salary information is not attributed to specific, named institutions.  The Compensation Committee reviews the data in an effort to ensure that the compensation paid to the company’s president and chief executive officer and other executive officers is generally comparable with or above the average compensation paid to similar officers at the other institutions reviewed in the two surveys, however, the committee does not undertake any specific benchmarking of compensation levels.

Based on the above described review process, the Compensation Committee approved base salaries for Messrs White, Sandoski, Gormley and Kovalcheck of $285,000, $143,000, $138,000 and $122,000, respectively for 2006, increases of 3.6%, 3.6%, 3.2% and 6.1%, respectively, from 2005 salaries.  The Compensation Committee believes that the base salaries paid to each member of the senior management team are commensurate with their duties, performance and range for the industry compared with financial institutions of similar size within our region.  Our policy has been that, due to his increased visibility and in light of Mr. White’s oversight of all aspects of the company’s operations, he should receive significantly greater compensation and benefits than our other named executive officers.  This is consistent with other financial institutions.  The compensation of our President and Chief Executive Officer is higher than that of the other named executive officers, however, the processes used to determine his compensation are the same as the other officers.

Incentive/Bonus Compensation.  Abington Community Bancorp and Abington Bank do not have a specific, written bonus program or policy.  However, in recent years Abington Bank, upon review and approval at the discretion of the Compensation Committee, typically has determined at the beginning of the year to establish a bonus pool for the benefit of all employees.  In recent years, the bonus pool authorized by the Compensation Committee typically has been 8.0% of the Bank’s net income for the year.  In December of each year, Messrs. White, Sandoski, Gormley and Kovalcheck typically have been awarded an aggregate of approximately 43% of the bonus pool in recent years, which then has been distributed pro rata to such officers based on their salary.  In January 2006, the Compensation Committee determined an overall bonus pool of 8.0% of net income and determined in December that 43% of that amount paid to the named executive officers was appropriate for 2006.  In making this determination for 2006, the Compensation Committee considered a variety of factors including the compensation levels paid at other institutions as reflected in the salary surveys discussed above in the “Base Salary” discussion, however, no particular weight was attributed to any one factor.  The cash bonuses paid were between 16.7% and 19.0% less than the cash bonuses paid in 2005.  The Compensation Committee had determined to pay bonuses in 2005 that were slightly higher than the company’s typical bonuses in consideration of, among other factors, the freezing the deferred compensation plan in 2005.  By utilizing a calculation of cash bonus based on a percentage of net profit, the Compensation Committee believes this component of executive compensation properly focuses management on the company’s short term profitability.

Equity Compensation.  The Compensation Committee uses the award of stock options and recognition and retention plan shares to align the interests of the named executive officers with those of Abington Community Bancorp’s shareholders.  At the annual meeting of shareholders in 2005, shareholders approved our stock option plan and recognition and retention plan.  Messrs. White, Sandoski, Gormley, Kovalcheck and Golden received awards from the Compensation Committee under each of those equity compensation plans during 2005 which are vesting at a rate of 20% per year over five years.  Except for Mr. Golden, no additional awards were granted to any of the named executive officers in 2006.  No awards were available under the recognition and retention plan in 2006 as the entire plan was awarded in 2005.  In addition, the Compensation Committee determined not to grant any stock options in 2006, except for options for 1,000 shares granted to Mr. Golden, as a relatively modest amount of options was available for grant, 48,100 shares remain available out of 714,150 shares originally reserved for issuance under the stock option plan, and the committee believed it was advisable to have some amount of stock options available to grant in the future in the event any new officers were hired.  The Compensation Committee believes that the five year vesting of stock options and recognition and retention plan awards will focus senior management on long term performance and stock appreciation.  Vesting at a rate over no less than five years was mandated under the federal banking regulations applicable as a result of our mutual holding company reorganization and facilitates our goal of retaining our experienced, effective management team.

Stock option awards have an exercise price equal to the fair market of the company’s common stock value on the date of the award.  Much has been written in the financial journals over the past year about corporations backdating stock options at the expense of the corporation.  The Compensation Committee closely monitors the stock option awards to all employees and directors.  No changes to the option awards or option exercise price have ever been made to any option granted under our 2005 stock option plan.

Information regarding the outstanding stock option grants and unvested recognition and retention plan awards is included in the section titled “– Outstanding Equity Awards at Fiscal Year End,” below.  No stock options were exercised by the named executive officers in fiscal 2006.  For information regarding Abington Community Bancorp’s expense related to the portion of each stock option and recognition and retention plan award that vested during fiscal 2006, as calculated in accordance with Statement of Financial Accounting Standards No. 123(R), see “Summary Compensation Table.”

Employment Agreements.  Abington Bank has entered into employment agreements with each of Messrs. White, Sandoski, Gormley and Kovalcheck.  The contracts are reviewed annually by the Compensation Committee and the full board of directors.  In December 2006, the boards of directors of Abington Community Bancorp, Abington Bank and Abington Bancorp approved the amendment and restatement of Abington Bank’s employment agreements with each of the named executive officers.  The employment agreements were amended and restated primarily in order to reflect the proposed conversion of Abington Mutual Holding Company and to comply with new Section 409A of the Internal Revenue Code.  As part of the revisions to comply with Section 409A of the Internal Revenue Code, Abington Community Bancorp and Abington Bank provided for cash severance payments to be paid in a lump sum in order to utilize an exemption from Section 409A.  Furthermore, various defined terms, including the definitions of change in control and disability, were revised to be consistent with Section 409A of the Internal Revenue Code.  For additional information regarding the terms of the employment agreements, see “Employment Agreements.”

Benefit Plans.  The Compensation Committee reviews annually the expense and appropriateness of all benefit plans for the named executive officers and all other employees.  Our benefit plans include a supplemental executive retirement plan, 401(k) plan, deferred compensation plan, employee stock ownership plan, and other benefit plans such as medical, dental, life and disability insurance.

Abington Bank maintains a deferred compensation plan for Messrs. White, Sandoski, Gormley and Kovalcheck and Ms. Margraff Kieser.  As of January 1, 2005, Abington Bank no longer contributes to the deferred compensation plan.  Plan balances remain on behalf of each of the named executive officers other than Mr. Golden for contributions prior to 2005, the majority of which is invested in Abington Community Bancorp common stock.  The amounts reported as aggregate earnings in the table under “– Benefit Plans – Nonqualified Deferred Compensation” were primarily the result of the significant increase in Abington Community Bancorp’s stock price during 2006.

The Compensation Committee also reviewed the existing supplemental executive retirement plan in 2005 and determined that no changes were necessary.  The Compensation Committee believes that the supplemental executive retirement plan is a means to provide suitable supplemental retirement benefits to senior management whose benefits otherwise would be reduced due to IRS limits on retirement benefits under the 401(k) plan and employee stock ownership plan.  The supplemental executive retirement plan provides the participants with a ten-year benefit upon retirement at age 65 or older in an amount equal to 50% of the executive’s average base compensation, as defined, for the highest three calendar years during the 10 years immediately preceding retirement.

In 2005, Abington Bank purchased bank-owned life insurance and entered into endorsement split dollar insurance agreements with each of the named executive officers in consideration for a termination of the named executive officers’ participation in the group life insurance benefits provided to other employees of Abington Bank.  Bank-owned life insurance and the related split dollar life insurance arrangements are commonly utilized by financial institutions to provide a benefit to their executive officers while generating additional income and funding various other employee benefit programs.  A description of the endorsement split dollar agreements is set forth under “– Benefit Plans – Endorsement Split Dollar Insurance Agreements.”

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compen- sation(4)	Total
Robert W. White, Chairman of the Board, President and Chief Executive Officer	2006	$285,000	$97,347	$168,140	$104,527	$82,107	$69,860	$806,981

Jack J. Sandoski, Senior Vice President, Chief Financial Officer and Treasurer	2006	143,000	48,844	42,035	34,842	52,501	31,511	352,733

Edward W. Gormley, Senior Vice President and Secretary	2006	138,000	47,136	42,035	38,118	25,410	30,314	321,013

Frank Kovalcheck, Senior Vice President	2006	122,000	41,671	42,035	38,118	11,356	26,735	281,915

Eric L. Golden, Vice President and Controller	2006	77,530	8,916	7,206	1,296	--	16,667	111,615

(1)
In addition to salary, the amounts disclosed in this column include amounts contributed by the named executive officer to the Abington Bank 401(k) plan.  We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or Abington Bancorp’s normal annual compensation review for each of our named executive officers.

(2)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2006 with respect to awards of restricted stock awards and/or stock options, as the case may be, with respect to each of the named executive officers.

(3)
Messrs. White, Sandoski, Gormley and Kovalcheck are participants in Abington Bank’s frozen executive deferred compensation plan and supplemental executive retirement plan (“SERP”).  The amounts for Messrs. White, Sandoski, Gormley and Kovalcheck reflect increases in the actuarial present value of SERP benefits.  There are no above-market or preferential earnings paid on the named executive officers’ accounts under the deferred compensation plan.

(4)
Includes employer matching contributions of $11,000, $7,150, $6,900, $6,100 and $3,876 allocated in 2006 to the accounts of Messrs. White, Sandoski, Gormley, Kovalcheck and Golden, respectively, under Abington Bank’s 401(k) plan and split dollar life insurance premiums paid by Abington Bank of $504, $553, $416, $231 and $69 for Messrs. White, Sandoski, Gormley, Kovalcheck and Golden, respectively.  Also includes the fair market value at December 31, 2006 of the shares of common stock allocated pursuant to the employee stock ownership plan (“ESOP”) in 2006, representing $35,658, $23,178, $22,368, $19,794 and $12,556 for each of Messrs. White, Sandoski, Gormley, Kovalcheck and Golden, respectively, and dividends paid on shares awarded pursuant to the 2005 recognition and retention plan that vested during 2006.  Includes $6,000 of country club dues and automobile allowances of $14,178 for Mr. White in 2006.

Grants of Plan-Based Awards

The table below provides information with respect to equity awards granted to the named executive officers during fiscal 2006.  Other than an award of stock options to Mr. Golden, there were no other equity awards to the named executive officers in 2006.  Abington Bancorp and Abington Bank do not maintain a management incentive plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Robert W. White	--	--	--	--
Jack J. Sandoski	--	--	--	--
Edward W. Gormley	--	--	--	--
Frank Kovalcheck	--	--	--	--
Eric L. Golden	11/17/06(1)	1,000	$16.28	$4,300
____________________
(1)	Granted pursuant to the 2005 stock option plan.

Outstanding Equity Awards at Fiscal Year-End

Abington Community Bancorp did not grant any awards of restricted stock or stock options during fiscal 2006 to its executive officers named in the summary compensation table.  The table below sets forth outstanding equity awards at December 31, 2006 to our named executive officers.

	Option Awards				Stock Awards
	Number of Securities					Market
	Underlying Unexercised				Number of Shares	Value of Shares or
	Options(1)				or Units of Stock	Units of Stock That
				Option	That Have Not	Have Not
Name	Exercisable	Unexercisable	Exercise Price	Expiration Date	Vested	Vested
Robert W. White	35,100	140,400	$12.01	7/5/2015	56,000	$1,074,080
Jack J. Sandoski	11,700	46,800	12.01	7/5/2015	14,000	268,520
Edward W. Gormley	11,700	46,800	12.01	7/5/2015	14,000	268,520
Frank Kovalcheck	11,700	46,800	12.01	7/5/2015	14,000	268,520
Eric L. Golden	400	1,600	12.01	7/5/2015	2,400	46,032
	--	1,000	16.28	11/17/2016	--	--

(1)	Options vest at a rate of 20% per year commencing on the first anniversary of the date of grant.

Option Exercises and Stock Vested

The table below sets forth the number of shares acquired and their value on the date of vesting pursuant to our 2005 recognition and retention plan for the year ended December 31, 2006.  None of our named executive officers exercised stock options during the fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting
Robert W. White	--	$--	14,000	$203,420
Jack J. Sandoski	--	--	3,500	50,855
Edward W. Gormley	--	--	3,500	50,855
Frank Kovalcheck	--	--	3,500	50,855
Eric L. Golden	--	--	600	8,718

(1)	Represents shares granted pursuant to the 2005 recognition and retention plan that vested on July 5, 2006.

Employment Agreements

On December 27, 2006, the Boards of Directors of Abington Community Bancorp, Abington Bank and Abington Bancorp approved the amendment and restatement of Abington Bank’s employment agreement, dated January 21, 2004, entered into with Robert W. White, Chairman of the Board, President and Chief Executive Officer of Abington Bancorp and Abington Bank; and the January 1, 2005 employment agreements entered into between Abington Bank and each of our Senior Vice Presidents:  Edward W. Gormley, Frank Kovalcheck and Jack J. Sandoski.

The employment agreements were primarily amended and restated in 2006 in order to reflect the proposed second-step conversion of Abington Bank and to comply with new Section 409A of the Internal Revenue Code of 1986, as amended, including the proposed regulations issued by the Internal Revenue Service.  Section 409A of the Internal Revenue Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year.  Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

As part of the revisions to comply with Section 409A of the Internal Revenue Code, Abington Community Bancorp and Abington Bank provided for cash severance payments to be paid in a lump sum in order to utilize an exemption from Section 409A.  A specified employee is generally any employee whose annual compensation exceeds a specified dollar amount ($140,000 for 2006), which amount adjusts annually.  Furthermore, various defined terms, including the definitions of change in control and disability, were revised to be consistent with Section 409A of the Internal Revenue Code.

In addition to amending and restating the employment agreement between Abington Bank and Mr. White, the Boards of Directors approved a new employment agreement between Abington Bancorp and Mr. White.  The amended and restated agreement between Abington Bank and Mr. White and the new agreement between Abington Bancorp and Mr. White are substantially similar, provided, however, that in order to comply with the policies of the Office of Thrift Supervision, which will become the primary federal bank regulatory authority of Abington Bancorp upon consummation of our conversion and reorganization, certain payments otherwise payable under the amended and restated agreement with Abington Bank will be reduced or “scaled back” if they would constitute a “parachute payment” pursuant to Section 280G of the Internal Revenue Code.  In addition, the amended and restated agreement between Abington Bank and Mr. White and the agreement between Abington Bancorp and Mr. White include the following provisions:

•	Salary and other compensation payable to Mr. White will be shared by Abington Bancorp and Abington Bank on a proportional basis.

•
In the event Mr. White’s employment is involuntarily terminated, other than for cause, disability, retirement or death, or by Mr. White for good reason, as defined, prior to a change in control, he will be entitled to a lump sum payment equal three times his current base salary plus highest cash bonus received in the prior three years, plus the continuation of certain employee benefits for a period up to the remaining term of the agreement.

•
In the event Mr. White’s employment is terminated concurrently with or within 12 months following a change in control, Mr. White will be entitled to a lump sum payment equal to 2.99 times his “base amount” as defined under Section 280G of the Internal Revenue Code, subject to reduction in the amended and restated agreement with Abington Bank, plus the continuation of certain employee benefits for up to three years. Under his agreement with Abington Bancorp, Abington Bancorp will reimburse Mr. White for any excise tax liability incurred pursuant to Sections 280G and 4999 of the Internal Revenue Code and for any additional taxes incurred as a result of such reimbursement.

•	In the event of Mr. White’s disability, he will be entitled to receive aggregate annual disability benefits at least equal to 60% of his then current salary through his 70th birthday.

•	A death benefit equal to three times Mr. White’s base salary.

•	The agreements contain non-competition and arbitration provisions substantially similar to those currently in place with Mr. White.

In addition, Abington Bank’s amended and restated employment agreements with Messrs. Gormley, Kovalcheck and Sandoski include the following provisions:

•
If the executive’s employment is terminated by Abington Bank, other than for cause, disability, retirement or death, or is terminated by the executive for good reason, as defined, prior to a change in control, the executive will be entitled to a lump sum payment equal to two times his current base salary and any cash bonus received in the prior year, plus continuation of certain employee benefits for up to two years.

•
If the executive’s employment is terminated concurrently with or within 12 months following a change in control, the executive will be entitled, with certain exceptions, to a lump sum payment equal to three times his current base salary and bonus for the prior year plus continuation of certain employee benefits for up to three years, subject to reduction in the event such payments or benefits would constitute a “parachute payment” under Section 280G of the Code.

Although the above-described employment agreements could increase the cost of any acquisition of control of Abington Bancorp, we do not believe that the terms thereof would have a significant anti-takeover effect.

Potential Payments Upon Termination of Employment or Change in Control

The tables below reflect the amount of compensation to each of the named executive officers of Abington Bancorp and Abington Bank in the event of termination of such executive’s employment.  The amount of compensation payable to each named executive officer upon voluntary termination, early retirement, involuntary not-for-cause termination, termination following a change in control and in the event of disability or death of the executive is shown below.  The amounts shown assume that such termination was effective as of December 29, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination.  The actual amounts to be paid out can only be determined at the time of such executive’s separation from Abington Bancorp and Abington Bank.

Robert W. White.  The following table shows the potential payments upon termination or a change in control of Abington Bancorp or Abington Bank for Robert W. White, our President and Chief Executive Officer.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (n)		Retirement (o)
Accrued leave(a)	$--	$--	$--	$--	$--		$--

Severance payments and benefits: (b)
Cash severance(c)	--	--	1,214,073	906,500	773,705	(p)	--
ESOP allocations(d)	--	--	--	154,814	--		--
Medical and dental benefits (e)	--	--	47,587	47,587	--		--
Other welfare benefits (f)	--	--	2,887	2,887	--		--
Club dues (g)	--	--	18,000	18,000	--		--
Automobile expenses (h)	--	--	42,534	42,534	--		--
§280G tax gross-up (i)	--	--	--	706,218	--		--

Equity awards: (j)
Unvested stock options (k)	--	--	--	1,006,668	1,006,668		--
Unvested restricted stock awards (l)	--	--	--	1,074,080	1,074,080		--

Total payments and benefits (m)	$--	$--	$1,325,081	$3,959,288	$2,854,453		$--

 (Footnotes begin on page 18)

Jack J. Sandoski.  The following table shows the potential payments upon termination or a change in control of Abington Bancorp or Abington Bank for Jack J. Sandoski, our Senior Vice President and Chief Financial Officer.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (n)	Retirement (o)
Accrued leave(a)	$16,500	$16,500	$16,500	$16,500	$16,500	$16,500

Severance payments and benefits: (b)
Cash severance(c)	--	--	406,126	609,189	--	--
ESOP allocations(d)	--	--	--	101,161	--	--
Medical and dental benefits (e)	--	--	30,980	46,333	--	--
Other welfare benefits (f)	--	--	1,988	3,038	--	--
Club dues (g)	--	--	--	--	--	--
Automobile expenses (h)	--	--	--	--	--	--
§280G cut-back (i)	--	--	--	(426,693)	--	--

Equity awards: (j)
Unvested stock options (k)	--	--	--	335,556	335,556	--
Unvested restricted stock awards (l)	--	--	--	268,520	268,520	--

Total payments and benefits (m)	$16,500	$16,500	$455,594	$953,604	$620,576	$16,500

 (Footnotes begin on page 18)

Edward W. Gormley. The following table shows the potential payments upon termination or a change in control of Abington Bancorp or Abington Bank for Edward W. Gormley, our Senior Vice President and Corporate Secretary.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (n)	Retirement (o)
Accrued leave(a)	$15,923	$15,923	$15,923	$15,923	$15,923	$15,923

Severance payments and benefits: (b)
Cash severance(c)	--	--	392,382	588,573	--	--
ESOP allocations(d)	--	--	--	97,837	--	--
Medical and dental benefits (e)	--	--	29,618	44,971	--	--
Other welfare benefits (f)	--	--	1,713	2,618	--	--
Club dues (g)	--	--	--	--	--	--
Automobile expenses (h)	--	--	--	--	--	--
§280G tax gross-up (i)	--	--	--	(412,973)	--	--

Equity awards: (j)
Unvested stock options (k)	--	--	--	335,556	335,556	--
Unvested restricted stock awards (l)	--	--	--	268,520	268,520	--

Total payments and benefits (m)	$15,923	$15,923	$439,636	$941,025	$619,999	$15,923

 (Footnotes begin on following page)

Frank Kovalcheck. The following table shows the potential payments upon termination or a change in control of Abington Bancorp or Abington Bank for Frank Kovalcheck, our Senior Vice President.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (n)	Retirement (o)
Accrued leave(a)	$8,212	$8,212	$8,212	$8,212	$8,212	$8,212

Severance payments and benefits:(b)
Cash severance(c)	--	--	344,104	516,156	--	--
ESOP allocations(d)	--	--	--	85,297	--	--
Medical and dental benefits(e)	--	--	37,031	56,608	--	--
Other welfare benefits(f)	--	--	1,339	2,046	--	--
Club dues(g)	--	--	--	--	--	--
Automobile expenses(h)	--	--	--	--	--	--
§280G tax gross-up(i)	--	--	--	(434,781)	--	--

Equity awards:(j)
Unvested stock options(k)	--	--	--	335,556	335,556	--
Unvested restricted stock awards(l)	--	--	--	268,520	268,520	--

Total payments and benefits(m)	$8,212	$8,212	$390,686	$837,614	$612,288	$8,212

(Footnotes begin on following page)

Eric L. Golden. The following table shows the potential payments upon termination or a change in control of Abington Bancorp or Abington Bank for Eric L. Golden, our Vice President and Controller.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (n)	Retirement (o)
Accrued leave (a)	$914	$914	$914	$914	$914	$914

Severance payments and benefits: (b)
Cash severance (c)	--	--	--	--	--	--
ESOP allocations (d)	--	--	--	54,578	--	--
Medical and dental benefits (e)	--	--	--	--	--	--
Other welfare benefits (f)	--	--	--	--	--	--
Club dues (g)	--	--	--	--	--	--
Automobile expenses (h)	--	--	--	--	--	--
§280G tax gross-up (i)	--	--	--	--	--	--

Equity awards: (j)
Unvested stock options (k)	--	--	--	14,372	14,372	--
Unvested restricted stock awards (l)	--	--	--	46,032	46,032	--

Total payments and benefits (m)	$914	$914	$914	$115,896	$61,318	$914

(a)
Employees are credited with vacation and sick time each calendar year based on position and tenure.  If an employee voluntarily resigns, dies or retires during the year, he or she is paid for a portion of the current year’s unused vacation and sick leave.  A payment also would be made if employment was involuntarily terminated with or without cause, by an executive for good reason, death, disability or retirement.  Employees are unable to carryover to the following year any unused vacation time, but employees, except for Mr. White, may carryover up to 90 days of unused sick leave from one year to the next.  In the event of termination of employment, however, only a maximum of 30 days of unused sick leave is paid.  The amounts shown represent each executive’s accrued but unused vacation time and sick leave in the cases of Messrs. Gormley, Sandoski, Kovalcheck and Golden, but not in the case of Mr. White, as of December 29, 2006.

(b)
These severance payments and benefits are payable if the executive’s employment is terminated prior to a change in control either (i) by Abington Bancorp or Abington Bank for any reason other than cause, disability, retirement or death or (ii) by the executive if Abington Bancorp or Abington Bank takes certain adverse actions (a “good reason” termination). The severance payments and benefits are also payable if an executive’s employment is terminated during the term of the executive’s employment agreement following a change in control. Neither Abington Bancorp nor Abington Bank currently has any employment, change in control or severance agreement or policy with Mr. Golden.  As a result, if the employment of Mr. Golden had been terminated as of December 29, 2006, either before or after a change in control, he would not have been entitled to receive any cash severance.

(c)
For Mr. White, the amount in the Involuntary Termination column represents a lump sum payment equal to three times the sum of his current base salary from Abington Bancorp and Abington Bank and his highest bonus paid in the prior three calendar years, while the amount in the Change in Control column represents 2.99 times his average taxable income from Abington Bancorp and Abington Bank for the five years preceding the year in which the date of termination occurs.  For each other executive, other than Mr. Golden, the amount in the Involuntary Termination column represents two times the sum of the executive’s current base salary and bonus for the prior calendar year, while the amount in the Change in Control column represents a lump sum cash payment equal to three times the sum of the executive’s current base salary and bonus for the prior calendar year.

(d)
Upon a change in control, the ESOP will be terminated and the unallocated ESOP shares will first be used to repay the outstanding ESOP loan.  Any remaining unallocated ESOP shares will then be allocated among ESOP participants on a pro rata basis based on account balances.  Based on the December 29, 2006 closing price of $19.18 per share, the value of the remaining unallocated ESOP shares exceeds the remaining principal balance of the loan by approximately $3.2 million, and the Change in Control column reflects each executive’s proportionate share of such amount.

(e)
In the Involuntary Termination column, represents the estimated present value cost of providing continued medical and dental coverage to each of the executives for the remaining term of Mr. White’s employment agreement or for an additional 24 months for each of the other executives, except Mr. Golden.  In the Change in Control column, represents the estimated present value cost of providing continued medical and dental coverage to each of the executives, other than Mr. Golden, for an additional 36 months.   In each case, the benefits will be discontinued if the executive obtains full-time employment with a subsequent employer which provides substantially similar benefits.  The estimated costs assume the current insurance premiums or costs increase by 10% in each of 2008 and 2009.

(f)
In the Involuntary Termination column, represents the estimated present value cost of providing continued life, accidental death and long-term disability coverage to each of the executives for the remaining term of Mr. White’s employment agreement or for an additional 24 months for each of the other executives, except Mr. Golden. In the Change in Control column, represents the estimated present value cost of providing such benefits to each of the executives for an additional 36 months.  In each case, the benefits will be discontinued if the executive obtains full-time employment with a subsequent employer which provides substantially similar benefits.  The estimated costs assume the current insurance premiums or costs increase by 10% in each of 2008 and 2009.

(g)	Represents the estimated costs of paying club dues to Mr. White for an assumed additional 36 months, based on the amounts paid in 2006. The amounts have not been discounted to present value.
(h)
Represents the estimated costs of paying automobile leases and related expenses to Mr. White for an assumed additional 36 months, based on the amounts paid in 2006.  The amounts have not been discounted to present value.

(i)
The payments and benefits to Mr. White in the Change in Control column are subject to a 20% excise tax to the extent the parachute amounts associated therewith under Section 280G of the Code equal or exceed three times his average taxable income for the five years ended December 31, 2005.  His payments exceed this threshold. If a change in control was to occur, Abington Bancorp believes that the Section 280G gross-up payments could be reduced or even eliminated if the timing of the change in control permitted tax planning to be done.  However, if the excise tax cannot be avoided, then Abington Bancorp has agreed in its employment agreement with Mr. White to pay the 20% excise tax and the additional federal, state and local income taxes and excise taxes on such reimbursement in order to place him in the same after-tax position he would have been in if the excise tax had not been imposed.  If the parachute amounts associated with the payments and benefits to Messrs. Sandoski, Gormley and Kovalcheck equal or exceed three times their average taxable income for the five years ended December 31, 2005, such payments and benefits in the event of a change of control will be reduced by the minimum amount necessary so that they do not trigger the 20% excise tax.  The amount of the reductions for such officers are shown in the tables.  If the timing of the change in control permitted tax planning to be done, Abington Bancorp believes that the amount of the cut-backs could be reduced or even eliminated.

(j)
The vested stock options held by Messrs. White, Sandoski, Gormley, Kovalcheck and Golden had a value of approximately $252,000, $84,000, $84,000, $84,000 and $2,900, respectively, based on the December 29, 2006 closing price of $19.18 per share. Such value can be obtained in the event of termination due to voluntary termination, death, disability, retirement or cause only if the executive actually exercises the vested options in the manner provided for by the relevant option plan and subsequently sells the shares received for $19.18 per share. In the event of a termination of employment, each executive (or his estate in the event of death) will have the right to exercise vested stock options for the period specified in his option grant agreement. If the termination of employment occurs following a change in control, each executive can exercise the vested stock options for the remainder of the original ten-year term of the option.

(k)
All unvested stock options will become fully vested upon an executive’s death, disability or retirement after age 65 or upon a change in control.  None of the executives had reached age 65 as of December 29, 2006.

(l)
If an executive’s employment is terminated as a result of death or disability, unvested restricted stock awards are deemed fully earned. In addition, in the event of a change in control of Abington Bancorp, the unvested restricted stock awards are deemed fully vested.

(m)
Does not include the value of the vested benefits to be paid under our tax-qualified 401(k) plan and ESOP or under our SERP and our executive deferred compensation plan.  See the Pension Benefits table and the Nonqualified Deferred Compensation table under “– Benefit Plans” below.  Also does not include the value of vested stock options set forth in Note (j) above, earned but unpaid salary and reimbursable expenses.

(n)
If the employment of any of the executives is terminated due to death, such executive’s beneficiaries or estate will receive life insurance proceeds of $350,000 ($300,000 for Mr. Golden) under our bank owned life insurance policies.  For Mr. White, this amount is in addition to the continuation of his base salary in the event of his death as described in Note (p) below.  The life insurance coverage is based on three times base salary, subject to a cap of $350,000.  If the employment of any of the executives is terminated due to disability, they would each receive disability benefits equal to 65% of their base salary for the first six months, and thereafter would receive disability benefits of $5,000 per month ($4,288 for Mr. Golden) until the executive reaches his normal retirement age of 65, minus Social Security disability benefits.  In addition, Mr. White has a separate disability policy that would pay him $3,750 per month until his 65th birthday.  Mr. White will also receive supplemental disability benefits as described in Note (p) below.  In addition, each executive’s unvested stock options and unvested restricted stock awards will become fully vested upon death or disability.  The SERP benefits discussed in Note (o) below will also become payable following death or disability.

(o)
Abington Bancorp has a supplemental executive retirement plan (the “SERP”) covering each executive other than Mr. Golden.  Under the SERP, the normal retirement benefits in the event of retirement, death or disability on or after age 65 is an annual benefit equal to 50% of the executive’s salary for the highest three of the last 10 years, with the annual benefit payable for 10 years in quarterly installments.  If the executive dies before age 65, his beneficiary or estate will receive a lump sum payment equal to the present value of the aggregate retirement benefit accrued by us.  If the executive becomes disabled before age 65, then his 40 quarterly installments will begin as of the first day of the first full quarter following his 65th birthday.  See the Pension Benefits table under “– Benefit Plans” below.

(p)
Represents the estimated present value of the supplemental disability benefits that Mr. White would be entitled to receive under his employment agreement if he remained disabled until age 70.  In the event of disability, he is entitled to receive supplemental disability benefits equal to the difference between 60% of his base salary and the disability benefits otherwise payable to him, as described in Note (n) above.  If Mr. White had died as of December 9, 2006, his spouse or his estate would have received a lump sum cash payment of approximately $831,000, representing the present value of his base salary for 36 months.

Benefit Plans

Supplemental Executive Retirement Plan.  Abington Bank maintains a supplemental executive retirement plan for selected executive officers.  Currently, Messrs. White, Sandoski, Gormley, and Kovalcheck participate in the SERP.  The SERP provides the participants with a ten-year benefit upon retirement at age 65 or older in an amount equal to 50% of the executive’s average base compensation, as defined, for the highest three calendar years during the 10 years immediately preceding retirement.

Pension Benefits

The table below shows the present value of accumulated benefits payable to Messrs. White, Sandoski, Gormley and Kovalcheck, including the number of years of credited service, under the SERP determined using interest rate and mortality rate assumptions consistent with those used in our financial statements.  Mr. Golden does not participate in the SERP.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)

Robert W. White	Supplemental Executive Retirement Plan	33	$815,417

Jack J. Sandoski	Supplemental Executive Retirement Plan	19	427,045

Edward W. Gormley	Supplemental Executive Retirement Plan	35	287,011

Frank Kovalcheck	Supplemental Executive Retirement Plan	6	50,207

(1)	Reflects value as of December 31, 2006.

Executive Deferred Compensation Plan. Abington Bank maintains an executive deferred compensation plan for selected executive officers.  In December 2005, Abington’s board of directors froze the amended and restated executive deferred compensation plan retroactive to January 1, 2005, such that no further contributions will be made on behalf of the executive officers under the plan.  Messrs. White, Sandoski, Gormley, and Kovalcheck currently participate in the executive deferred compensation plan.  In addition, director Jane Margraff Kieser maintains an account in the executive deferred compensation plan with respect to amounts accumulated when she was an executive officer of Abington Bank.  The board of directors took these actions upon its review of the total compensation programs available to Abington’s employees, including the increased benefits available as a result of the mutual holding company reorganization completed in December 2004 and the adoption of equity compensation plans by Abington’s shareholders at the 2005 annual meeting of shareholders held in June 2005.  The participant maintains an account in the executive deferred compensation plan until the earlier of retirement, termination of employment or death.  Mr. Golden does not participate in the executive deferred compensation plan.

Nonqualified Deferred Compensation

Name	Executive Contributions in 2006 Fiscal Year(1)	Registrant Contributions in 2006 Fiscal Year(1)	Aggregate Earnings in 2006 Fiscal Year(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2006
Robert W. White	$--	$--	$308,697	$--	$958,006
Jack J. Sandoski	--	--	130,382	--	418,074
Edward W. Gormley	--	--	143,474	--	440,557
Frank Kovalcheck	--	--	31,732	--	101,015

(1)
In 2005 the executive deferred compensation plan was frozen retroactive to January 1, 2005.  No contributions have been made to the named executive officers since the date that the executive deferred compensation plan was frozen.  We have established a rabbi trust to fund certain benefit plans, including the executive deferred compensation plan.  The aggregate earnings amounts in 2006 in the table reflect the increase in value of the assets held in the rabbi trust, which include our common stock for Messrs. White, Sandoski, Gormley and Kovalcheck, respectively.

Endorsement Split Dollar Insurance Agreements.  Abington Bank has purchased insurance policies on the lives of the executive officers named in the Summary Compensation Table, other than Mr. Golden and has entered into Split Dollar Insurance Agreements with each of those officers.  The policies are owned by Abington Bank which pays each premium due on the policies.  Under the agreements with the named executive officers, upon an officer’s death while he remains employed by Abington Bank the executive’s beneficiary shall receive proceeds in the amount of the executive’s salary at the time of death multiplied by three (up to a maximum of $250,000) plus an additional $100,000 ($50,000 for Mr. Golden).  In the case of the officer’s death after termination of employment with Abington Bank, provided he reached age 65 before such termination, the officer’s beneficiary shall receive proceeds in the amount of $100,000 ($50,000 for Mr. Golden).  Abington Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Abington Bank in full for its life insurance investment.

The Split Dollar Insurance Agreements may be terminated at any time by Abington Bank or the officer, by written notice to the other.  The Split Dollar Insurance Agreements will also terminate upon cancellation of the insurance policy by Abington Bank, cessation of Abington Bank’s business or upon bankruptcy, receivership or dissolution or by Abington Bank upon the officer’s termination of service to Abington Bank.  Upon termination, the officer forfeits any right in the death benefit and Abington Bank may retain or terminate the insurance policy in its sole discretion.

Compensation Committee Interlocks and Insider Participation

Ms. Margraff Kieser and Messrs. Graham and Pannepacker, who is Chairman, served as members of the Compensation Committee for fiscal 2006.  None of the members of the Compensation Committee during 2006 was a current or former officer or employee of Abington Community Bancorp or Abington Bank other than Ms. Margraff Kieser, who served as our Senior Vice President, Operations and Human Resources from 1980 to 2001.  Nor did any member engage in certain transactions with Abington Community Bancorp or Abington Bank required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during 2006, which generally means that no executive officer of Abington Community Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Abington Community Bancorp.

Report of the Compensation Committee for Fiscal 2006

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in Abington Bancorp’s proxy statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934.  Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Abington Bancorp’s proxy statement.

Members of the Compensation Committee

Robert J. Pannepacker, Sr., Chairman
A. Stuard Graham, Jr.
Jane Margraff Kieser

Director Compensation

Directors of Abington Bancorp are not currently compensated by Abington Bancorp but also serve as directors of Abington Bank and are compensated by Abington Bank for such service.  It is not anticipated that separate compensation will be paid to Abington Bancorp’s directors until such time as such persons devote significant time to the separate management of its affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Abington Bank.  We may determine that such compensation is appropriate in the future.  The primary elements of Abington Bank’s non-employee director compensation program consist of equity compensation and cash compensation.

Compensation for non-employee directors is reviewed and determined annually by the Compensation Committee at a meeting held prior to the beginning of the fiscal year.  The Committee’s objective in setting directors’ compensation is to provide a competitive program that will enable us to attract and retain highly skilled individuals with relevant experience and that reflects the time and talent required to serve on the board of directors and its various committees.  The Compensation Committee compares the compensation of our directors to that paid by other financial institutions reported in publicly available surveys to determine whether the objectives are met, but does not benchmark such compensation.  Executive officers are not involved in determining or recommending non-employee director compensation, nor does the Committee utilize compensation consultants.  The Compensation Committee seeks to promote short term and long term goals by providing a combination of equity-based and cash compensation through the payment of Board fees, an annual retainer and awards under our equity compensation plans.  In addition, we maintain a retirement plan for directors, which provides benefits upon retirement after age 75.  Our directors may also elect to defer the receipt of a portion of their board fees pursuant to our Deferred Compensation Plan, although none of our directors elected to defer compensation in fiscal 2006.  Each of these components of our non-employee director compensation program are described more fully below.

In fiscal 2006, the Compensation Committee reduced the annual retainer for directors from $10,400 in fiscal 2005 to $10,000 in fiscal 2006.  Members of Abington Bank’s board of directors also received a fee of $1,000 per meeting attended in fiscal 2006 which was reduced from $1,300 per meeting in fiscal 2005.  The Committee considered the overall compensation of directors when determining to make such reductions based on the fact that directors, other than Mr. Wilson, received grants of stock options and recognition and retention plan shares in 2005, both of which vest over five years.  In addition, in reducing the annual retainer and board fee for 2006, the Compensation Committee considered that the number of committee meetings has increased, which has resulted in a greater aggregate amount of cash compensation to non-employee directors.  In fiscal 2006, the Compensation Committee granted 4,000 stock options to Mr. Wilson, who first became a director in 2006.  In accordance with regulations of the Office of Thrift Supervision, this was the maximum equity based grant that could be made to Mr. Wilson.

Committee fees were unchanged in 2006 from 2005.  In fiscal 2006, members of the Audit Committee received $500 per meeting, the Chair received $700 per meeting, and the Secretary of the Audit Committee received an additional $100 per quarter.  The members of the Compensation and Nominating and Corporate Governance Committees receive $400 per meeting, with the Chair receiving $500.  Such fees are paid only if the meeting is attended.

We maintain a deferred compensation plan for our Board of Directors whereby non-employee directors may elect to defer a portion of their board fees until the earlier of retirement, termination of service, death or disability, each as defined in the deferred compensation plan.  The participants’ accounts are invested in cash unless they elect to invest all or a portion of their accounts in stock units representing an equal number of shares of Abington common stock.  Payments upon retirement, termination of service or disability will be made, at the election of the participant, in a lump sum or monthly installments over a period not to exceed fifteen years.  Upon death of a participant prior to termination of service, payments are made to his or her beneficiary in a lump sum.  We also maintain a board retirement plan.  Pursuant to the board’s retirement plan, upon retirement after reaching age 75, non-employee directors will receive an annual benefit equal to 75% of the director fees paid in the year of retirement for a period of 10 years.  If a director dies while serving as a director and prior to reaching age 75, his or her beneficiary will receive the present value of the director’s accrued retirement benefit in a lump sum.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total(5)
Michael F. Czerwonka, III	$26,000	$28,824	$19,548	$245	$432	$75,049
A. Stuard Graham, Jr.	24,400	28,824	12,516	(2,651)	432	63,521
Jane Margraff Kieser	24,400	28,824	14,748	9,867	432	78,271
Joseph B. McHugh	23,600	28,824	14,748	(808)	432	66,796
Robert J. Pannepacker, Sr.	26,200	28,824	19,548	(924)	432	74,080
G. Price Wilson, Jr.	23,200	--	420	(6,069)	--	17,551
___________________
(1)
Reflects expense recognized in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of restricted stock awards to directors in July 2005 under the 2005 recognition and retention plan.  Such awards vest pro rata over five years commencing July 5, 2006. Each non-employee director, other than Mr. Wilson, received an award of 12,000 shares that had a grant date fair value of $144,120.

(2)
Reflects expense recognized in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of stock options under the 2005 stock option plan made to each non-employee director, other than Mr. Wilson, covering 30,000 shares in July 2005 which vest pro rata over five years commencing July 5, 2006 and, in the case of Mr. Wilson covering 4,000 shares made in November 2006, which vests pro rata over five years commencing November 17, 2007.  The full grant date values of the awards are set forth below.

Name	Grant Date Fair Value of Option Awards
Michael F. Czerwonka, III	$97,740
A. Stuard Graham, Jr.	62,580
Jane Margraff Kieser	73,740
Joseph B. McHugh	73,740
Robert J. Pannepacker, Sr.	97,740
G. Price Wilson, Jr.	17,176

(3)
Our directors participate in the board of directors deferred compensation plan and board retirement plan.  In addition, Ms. Margraff Kieser maintains an account in the executive deferred compensation plan with respect to amounts accumulated while she served as an executive officer. The amounts represent the changes in the actuarial present value of accumulated pension benefits.  There are no above-market or preferential earnings paid on the accounts under the deferred compensation plan.

(4)	Consists of dividends paid on shares awarded pursuant to the 2005 recognition and retention plan that vested during 2006.
(5)
At December 31, 2006, each non-employee director held the following amount of unvested stock awards under our 2005 recognition and retention plan and outstanding options under our 2005 stock option plan:

Name	Unvested Stock Awards	Option Awards
Michael F. Czerwonka, III	9,600	30,000
A. Stuard Graham, Jr.	9,600	30,000
Jane Margraff Kieser	9,600	30,000
Joseph B. McHugh	9,600	30,000
Robert J. Pannepacker, Sr.	9,600	30,000
G. Price Wilson, Jr.	--	4,000

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 17, 2007, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Abington Bancorp, (iii) certain executive officers of Abington Bancorp, and (iv) all directors and executive officers of Abington Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 17, 2007(1)		Percent of Common Stock

QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036	2,339,552	(2)	9.6%

Bay Pond Partners, L.P. c/o Wellington Management Company, LLP 75 State Street Boston, MA 02109	1,229,340	(3)	5.0

Directors:
Michael F. Czerwonka, III	79,520	(4)(5)	*
Jane Margraff Keiser	100,730	(4)(6)	*
Joseph B. McHugh	121,133	(4)(7)	*
Robert J. Pannepacker, Jr.	162,300	(4)(8)	*
Robert W. White	335,260	(4)(9)	1.4
G. Price Wilson, Jr.	3,929	(10)	*

Other Named Executive Officers:
Edward W. Gormley	164,199	(4)(11)	*
Frank Kovalcheck	121,844	(4)(12)	*
Jack J. Sandoski	168,916	(4)(13)	*
Eric J. Golden	8,087	(14)	*

All Directors and Executive Officers as a group (10 persons)	1,265,918	(4)	5.1

___________________
*	Represents less than one percent of our outstanding common stock.
(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.

(2)
Based on a Schedule 13G filed with the SEC on July 3, 2007 by QVT Financial LP (“QVT Financial”), QVT Financial GP LLC, QVT Fund LP (the “Fund”) and QVT Associates GP LLC.  QVT Financial is the investment manager for the Fund, which beneficially owns 1,162,980 shares of common stock, and for Quintessence Fund L.P. (“Quintessence), which beneficially owns 131,177 shares of common stock.  QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “separate account”), which holds 168,063 shares of common stock.  QVT Financial has the power to direct the vote and disposition of the common stock held by the Fund, Quintessence and the separate account.  Accordingly, QVT Financial may be deemed to be beneficial owner of an aggregate amount of 1,462,220 shares of common stock, consisting of the shares owned by the Fund, Quintessence and the shares held in the separate account.  QVT Financial GP LLC, as general partner of QVT Financial, may be deemed to beneficially own the same number of shares of common stock reported by QVT Financial.  QVT Associates GP LLC, as general partner of the Fund and Quintessence, may be deemed to beneficially own the aggregate number of shares of common stock owned by the Fund and Quintessence, and accordingly, QVT Associates GP LLC may be deemed to be beneficial owner of an aggregate amount of 1,294,157 shares of common stock.

(3)
Based on a Schedule 13G filed with the SEC on December 14, 2007 by Bay Pond Partners, L.P. and Wellington Hedge Management, LLC, the sole general partner of Bay Pond Partners, each of which may be deemed to beneficially own the indicated shares of common stock.

(4)
Includes shares granted pursuant to the Abington Community Bancorp 2005 recognition and retention plan and are held in the associated trust which the directors and officers instruct the trustees how to vote, and stock options granted pursuant to the Abington Community Bancorp 2005 stock option plan which are exercisable within 60 days as follows:

Name	Recognition Plan Trust	Stock Options
Michael F. Czerwonka, III	11,520	19,200
Jane Margraff Kieser	11,520	19,200
Joseph B. McHugh	11,520	19,200
Robert J. Pannepacker, Sr.	11,520	19,200
Robert W. White	67,200	112,320
G. Price Wilson, Jr.	--	1,280
Edward W. Gormley	16,800	37,440
Frank Kovalcheck	16,800	37,440
Jack J. Sandoski	16,800	37,440
Eric L. Golden	2,880	1,920
All Directors and Executive Officers as a group (10 persons)	166,560	304,640

(5)	Includes 14,400 shares held jointly with Mr. Czerwonka’s spouse, 25,600 shares held by Mr. Czerwonka’s spouse and 6,120 shares held in Mr. Czerwonka’s individual retirement account.
(6)	Includes 3,292 shares held in the Abington Bank 401(k) plan and 16,678 shares held in a deferred compensation plan over which Ms. Kieser disclaims ownership.
(7)	Includes 87,673 shares held jointly with Mr. McHugh’s spouse.
(8)
Includes 41,592 shares held by Mr. Pannepacker’s spouse, 38,500 shares held by Mr. Pannepacker’s mother whom he has power of attorney and over which he disclaims beneficial ownership and 3,200 shares held by Penny’s Flowers, Inc., a corporation of which Mr. Pannepacker is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(9)
Includes 23,541 shares held in the Abington Bank 401(k) plan, 81,289 shares held in the deferred compensation plan over which Mr. White disclaims beneficial ownership and 5,884 shares allocated to Mr. White’s account in the employee stock ownership plan, over which Mr. White has voting power.

(10)	Includes 1,649 shares are held in Mr. Wilson’s individual retirement account.
(11)
Includes 62,729 shares held in Abington Bank’s 401(k) plan, 36,051 shares held in the deferred compensation plan over which Mr. Gormley disclaims beneficial ownership and 3,718 shares allocated to Mr. Gormley’s account in the employee stock ownership plan over which Mr. Gormley has voting power.

(12)
Includes 12,288 shares held jointly with Mr. Kovalcheck’s spouse, 15,691 shares held by Mr. Kovalcheck’s spouse, 13,190 shares held in the Abington Bank 401(k) plan, 8,632 shares held in the Deferred Compensation Plan over which Mr. Kovalcheck disclaims beneficial ownership and 3,243 shares allocated to Mr. Kovalcheck’s account in the employee stock ownership plan over which Mr. Kovalcheck has voting power.

(13)
Includes 48,005 shares held in Abington Bank’s 401(k) plan, 35,626 shares held in the deferred compensation plan over which Mr. Sandoski disclaims beneficial ownership, 16,000 shares held by Mr. Sandoski’s mother for whom he has power of attorney and over which he disclaims beneficial ownership and 3,845 shares allocated to Mr. Sandoski’s account in the employee stock ownership plan, over which Mr. Sandoski has voting power.

(14)	Includes 2,076 shares allocated to Mr. Golden’s account in the employee stock ownership plan over which Mr. Golden has voting power.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials of Abington Bancorp relating to the next annual meeting of shareholders of Abington Bancorp, which is expected to be held in May 2008, had to be received at the principal executive offices of Abington Bancorp, Inc. 180 Old York Road, Jenkintown, Pennsylvania 19046, Attention: Edward W. Gormley, Corporate Secretary, no later than December 18, 2007.  No such proposals were received.

Shareholder proposals which are not submitted for inclusion in Abington Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Abington Bancorp’s Bylaws.  Notice of the proposal had to be given in writing and delivered to, or mailed and received at, our principal executive offices by December 15, 2007 and had to include the information required by Section 2.10 of our Bylaws.  No such proposals were received.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Abington Bancorp.  Abington Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Abington Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Abington Bancorp may solicit proxies personally or by telephone without additional compensation.  We have also engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies.  Such firm will be paid a fee of $7,000, plus reimbursement of out-of-pocket expenses.

Appendix A

ABINGTON BANCORP, INC.

2007 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Abington Bancorp, Inc. (the “Corporation”) hereby establishes this 2007 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

3.02           “Bank” means Abington Savings Bank, the wholly owned subsidiary of the Corporation.

3.03           “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04           “Board” means the Board of Directors of the Corporation.

3.05           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06           “Code” means the Internal Revenue Code of 1986, as amended.

3.07           “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10           “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11           “Effective Date” means the date upon which the Board adopts this Plan.

3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15           “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16           “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17           “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19           “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20           “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21           “Option” means a right granted under this Plan to purchase Common Stock.

3.22           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23           “OTS” means the Office of Thrift Supervision.

3.24           “Retirement” means:

(a)           A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Abington Bank 401(k) Profit Sharing Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Abington Bank Profit Sharing and 401(k) Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.25           “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02           Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03           Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06           Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01           Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 1,302,990.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02           Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01           Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.

8.02           Option Exercise Price.

(a)             Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)             Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03           Vesting and Exercise of Options.

(a)             General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)             Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04           Duration of Options.

(a)             General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.  Notwithstanding anything herein to the contrary, to the extent applicable, all executive officers and directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. § 565.4 or any successor thereto), is subject to OTS enforcement action or receives a capital directive from the OTS under 12 C.F.R. § 565.7.

(b)             Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

8.05           Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06           Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07           Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

8.08           Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09           Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

  (a)           Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

  (b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

  (c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

9.01           General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02           Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the OTS and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

12.01           Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02           Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

13.01           Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

13.02           Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder.  In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders of the Company.

ARTICLE XV
MISCELLANEOUS

15.01           Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

Appendix B

ABINGTON BANCORP, INC.

2007 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01           Abington Bancorp, Inc. (the “Corporation”) hereby establishes the 2007 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2007 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02           The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.  Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

3.02           “Bank” means Abington Savings Bank, the wholly owned subsidiary of the Corporation.

3.03           “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04           “Board” means the Board of Directors of the Corporation.

3.05           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06           “Code” means the Internal Revenue Code of 1986, as amended.

3.07           “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10           “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11           “Effective Date” means the day upon which the Board adopts this Plan.

3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16           “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17           “OTS” means the Office of Thrift Supervision.

3.18           “Performance Share Award” means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

3.19           “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The establishment of Performance Goals are intended to make the applicable Performance Share Awards “performance-based” compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

(i)	net income, as adjusted for non-recurring items;
(ii)	cash earnings;
(iii)	earnings per share;
(iv)	cash earnings per share;
(v)	return on average equity;
(vi)	return on average assets;
(vii)	assets;

(viii)	stock price;
(ix)	total shareholder return;
(x)	capital;
(xi)	net interest income;
(xii)	market share;
(xiii)	cost control or efficiency ratio; and
(xiv)	asset growth.

3.20           “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.21           “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

3.22           “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

3.23           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.24           “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02           Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03           Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06           Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V
CONTRIBUTIONS

5.01           Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02           Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 520,916 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01           Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him or her.

6.02           Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards  or Performance Share Awards under the Plan.

6.03           Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01           Earning Plan Shares; Forfeitures.

  (a)           General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

  (b)           Exception for Terminations Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02           Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03           Distribution of Plan Shares.

  (a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

  (b)           Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

  (c)           Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

  (d)           Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04           Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05           Performance Share Awards.

  (a)           Designation of Performance Share Awards.  The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement (“Performance Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code or any successor thereto.

  (b)           Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee.  The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Performance Award Agreement.

  (c)           Restrictions on Grants.  Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

  (d)           Rights of Recipients.  A Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Performance Award Agreement.

  (e)           Distribution.  No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

7.06           Nontransferable.  Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02 and/or 7.05(a), as the case may be.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

8.01           Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02           Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

  (a)           To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

  (b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

  (c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

  (d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

  (e)           To employ brokers, agents, custodians, consultants and accountants.

  (f)           To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

  (g)           To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04           Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05           Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

9.01           Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02           Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03           Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04           Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05           Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

9.06           Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s shareholders.

9.07           Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08           Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 27th day of November, 2007.

ABINGTON BANCORP, INC.		TRUSTEES:
By:		/s/ Jane Margraff Kieser
	Robert W. White	Jane Margraff Kieser
President and Chief Executive Officer

/s/ Robert J. Pannepacker, Sr.
Robert J. Pannepacker, Sr.

/s/ Michael F. Czerwonka, III
Michael F. Czerwonka, III

REVOCABLE PROXY
ABINGTON BANCORP, INC.

☒	Please Mark Votes
As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABINGTON BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 30, 2008 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Abington Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. held of record by the undersigned on December 17, 2007 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Wednesday, January 30, 2008, at 10:30 a.m., Eastern Time, or at any adjournment thereof.

1.	Proposal to approve the adoption of the 2007 Stock Option Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the approval of the 2007 Stock Option Plan and “FOR” the approval of the 2007 Recognition and Retention Plan.

THE SHARES OF ABINGTON BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE 2007 STOCK OPTION PLAN AND FOR THE APPROVAL OF THE 2007 RECOGNITION AND RETENTION PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Abington Bancorp, Inc. called for January 30, 2008 and the accompanying Proxy Statement prior to the signing of this proxy.

Please be sure to date this Proxy and sign in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above
.........................................................................................................................................................................
▲           Detach above card, sign, date and mail in postage paid envelope provided.   ▲

ABINGTON BANCORP, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

December 28, 2007

To:	Participants in the Abington Bank 401(k) Plan

Re:	Instructions for voting shares of Abington Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Abington Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp allocated to your account in the Abington Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees of the 401(k) Plan.

We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to your account in the 401(k) Plan.  If you also own shares of Abington Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert W. White
Chairman, President and Chief Executive Officer

401(k) PLAN VOTING INSTRUCTION BALLOT
ABINGTON BANCORP, INC.

☒	Please Mark Votes
As in This Example

The undersigned hereby instructs the Trustees of the Abington Bank 401(k) Plan to vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. allocated to my 401(k) Plan account as of December 17, 2007 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, January 30, 2008, at 10:30 a.m., Eastern Time, or at any adjournment thereof.

1.	Proposal to approve the adoption of the 2007 Stock Option Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the approval of the 2007 Stock Option Plan and “FOR” the approval of the 2007 Recognition and Retention Plan.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Abington Bancorp, Inc. called for January 30, 2008 and the accompanying Proxy Statement prior to the signing of this card.

Please be sure to date this Card and sign in the box below.	Date

Plan Participant sign above

.........................................................................................................................................................................
▲           Detach above card, sign, date and mail in postage paid envelope provided.   ▲

ABINGTON BANCORP, INC.

PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD, DATE AND RETURN THIS 401(K) PLAN VOTING INSTRUCTION BALLOT PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________

December 28, 2007

To:	Participants in the Abington Bank Employee Stock Ownership Plan

Re:	Instructions for voting shares of Abington Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Abington Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp allocated to your account in the Abington Bank Employee Stock Ownership Plan (“ESOP”) will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon and a Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to your account under theESOP.  If you also own shares of Abington Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually or through other plans.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert W. White
Chairman, President and Chief Executive Officer

ABINGTON BANK EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT

ABINGTON BANCORP, INC.
SPECIAL MEETING OF SHAREHOLDERS

☒	Please Mark Votes
As in This Example

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (“ESOP”) of Abington Bank to vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. allocated to my ESOP account as of December 17, 2007 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, January 30, 2008, at 10:30 a.m., Eastern Time, or at any adjournment thereof.

1.	Proposal to approve the adoption of the 2007 Stock Option Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the approval of the 2007 Stock Option Plan and “FOR” the approval of the 2007 Recognition and Retention Plan.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Abington Bancorp, Inc. called for January 30, 2008 and the accompanying Proxy Statement prior to the signing of this card.

Please be sure to date this Card and sign in the box below.	Date

Plan Participant sign above

.........................................................................................................................................................................
▲           Detach above card, sign, date and mail in postage paid envelope provided.   ▲

ABINGTON BANCORP, INC.

PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD, DATE AND RETURN THIS ESOP VOTING INSTRUCTION BALLOT PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________

December 28, 2007

To:	Participants in the Abington Bancorp Amended and Restated 2005 Recognition and Retention Plan

Re:	Instructions for voting shares of Abington Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Abington Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp granted to you and held in the Abington Bancorp Amended and Restated 2005 Recognition and Retention Plan Trust will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon and a Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to instruct the Trustees how to vote your shares held in the Recognition and Retention Plan Trust by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. The Trustees have full discretion to vote the shares held in the Recognition and Retention Plan Trust, but intend to vote the shares granted to you in accordance with your instructions.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you and held in the Recognition and Retention Plan Trust.  If you also own shares of Abington Bancorp individually or through other plans, you should receive other voting material for those shares.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert W. White
Chairman, President and Chief Executive Officer

2005 RECOGNITION AND RETENTION PLAN
VOTING INSTRUCTION BALLOT
ABINGTON BANCORP, INC.

☒	Please Mark Votes
As in This Example

The undersigned hereby instructs the Trustees of the Abington Bancorp Amended and Restated 2005 Recognition and Retention Plan to vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. granted to the undersigned and held in the Recognition and Retention Plan Trust as of December 17, 2007 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, January 30, 2008, at 10:30 a.m., Eastern Time, or at any adjournment thereof.

1.	Proposal to approve the adoption of the 2007 Stock Option Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the approval of the 2007 Stock Option Plan and “FOR” the approval of the 2007 Recognition and Retention Plan.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Abington Bancorp, Inc. called for January 30, 2008, the accompanying Proxy Statement prior to the signing of this card.

Please be sure to date this Card and sign in the box below.	Date

Plan Participant sign above

.........................................................................................................................................................................
▲           Detach above card, sign, date and mail in postage paid envelope provided.  ▲

ABINGTON BANCORP, INC.

PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD, DATE AND RETURN THIS RECOGNITION AND RETENTION PLAN VOTING INSTRUCTION BALLOT PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

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